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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 8, 2001


                          Discover Card Master Trust I
                  -------------------------------------------
               (Exact name of registrant as specified in charter)



            Delaware                  0-23108                   51-0020270
            --------                  -------                   ----------
           (State of                (Commission                (IRS Employer
          Organization)             File Number)             Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                    19720
-----------------------------------------------------                   -----
(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.  Other Events

                  Series 2001-2. On January 8, 2001, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $1,000,000,000 aggregate principal amount of Series 2001-2 Floating Rate Class A Credit Card Pass-Through Certificates and $52,632,000 aggregate principal amount of Series 2001-2 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I. The series term sheet is attached hereto as Exhibit 99.

Item 7.  Exhibits

Exhibit No.       Description
-----------       -----------

Exhibit 99 Series Term Sheet dated January 8, 2001, with respect to the proposed issuance of the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2001-2.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             Discover Card Master Trust I
                                               (Registrant)


                                             By:   Discover Bank
                                                   (Originator of the Trust)



Date:  January 8, 2001                       By:   /s/ Michael F. Rickert
                                                --------------------------------
                                                Michael F. Rickert
                                                Vice President, Chief Accounting
                                                Officer and Treasurer





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                                    INDEX TO EXHIBITS

Exhibit         Description                                                 Page
-------         -----------                                                 ----

Exhibit 99      Series Term Sheet dated January 8, 2001, with respect to      5
                the proposed issuance of the Floating Rate Class A Credit
                Card Pass-Through Certificates and the Floating Rate Class
                B Credit Card Pass-Through Certificates of Discover Card
                Master Trust I, Series 2001-2.





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